Exhibit 99.1
                    REDEMPTION, LOCK-UP AND VESTING AGREEMENT


         This Redemption, Lock-up and Vesting Agreement (the "Agreement") is made and entered into as of the 1st day of November 2006 by and between Environmental Service Professionals, Inc., a Nevada corporation (the "Company"), and the individual shareholders of the Company listed on Schedule 1 hereto (collectively the "Executive"), with respect to the following facts:


                                 R E C I T A L S

         WHEREAS, the Executive is the record owner of the shares of the Company's common stock (the "Shares") noted in Schedule 1 of this Agreement, which represents a portion of their overall ownership of securities in the Company.

         WHEREAS, the Executive and the Company desire to enter into an agreement which provides for a redemption of a portion of the Shares and lock-up of the balance of the Shares in order to facilitate the Company's ability to raise capital.

         WHEREAS, in consideration for permitting the Company to redeem and lock-up the Shares the Company has agreed to attach piggyback registration rights to the Shares as the Shares are released from the lock-up.

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency to which are hereby acknowledged by the parties to this Agreement, and in light of the above recitals to this Agreement, the parties to this Agreement hereby agree as follows:

1.       REDEMPTION OF SHARES.

         Effective on the date first above written, the Executive will submit the stock certificate(s) representing the number of Shares set forth on Schedule 1 to this Agreement to the Company, with stock transfer powers endorsed and attached for submission to the Company's transfer agent for cancellation. The Company will instruct the transfer agent to record the cancellation of those Shares on the stock registry records of the Company. The balance of the Shares will be subject to the lock-up and escrow in accordance with Section 2 of this Agreement.

2.       LOCK-UP AND ESCROW OF SHARES.

         Subject to Section 6 of this Agreement, the Shares listed on Schedule 2 of this Agreement will be subject to the escrow, lock-up and release schedule set forth on Schedule 2 of this Agreement. The lock-up periods indicated on
Schedule 2 are referred to herein as the "Lock-up Period." During the Lock-up Period, the Executive will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any securities of the Company or securities of the Company into or for which a security of the Company may be converted, exercised or exchanged, whether by operation of law or otherwise (each, a "Successor Security"), beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Executive on the date of this Agreement or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any security of the Company or Successor Security, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any security of the Company or Successor Security. Notwithstanding the foregoing, the Executive may transfer any security of the Company or Successor Security (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any security of the Company or Successor Security subject to the provisions of this Agreement, or (iv) in a private transaction, provided that the transfer is made in compliance with applicable securities laws and the transferee agrees in writing to be bound by the provisions of this Section 2. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin. Shares subject to the lock-up under Section 2 of this Agreement will be held in escrow by Company corporate legal counsel, endorsed with signed stock transfer powers having bank medallion guarantee on the signatures. The escrow agent will release the stock certificates evidencing Shares released from the lock-up in accordance with this Agreement to the Executive entitled to them, subject to Section 6 of this Agreement.

3.       PIGGYBACK REGISTRATION RIGHTS.

         With respect to Shares that are released from the lock-up and the escrow pursuant to Section 2 of this Agreement, subject to Section 6 of this Agreement ("Registrable Securities"), if the Company determines to register any of its securities for its own account, other than a registration relating solely to employee benefit plans or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act or a registration on any registration form which does not permit secondary sales, the Company will promptly give the Executive written notice thereof and include in such registration (and any related qualification under blue sky laws) and in any underwriting involved therein, the number of shares of Registrable Securities specified in a written request made by the Executive within ten (10) days after receipt of such written notice from the Company (the "Piggyback Registration Right"). Notwithstanding anything else herein to the contrary, if the representative of the underwriters in any underwritten registration advises the Company in writing that marketing factors require a limitation of the number of Registrable Securities to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. In connection with any such registration, the Company, the Executive, and any underwriters participating therein, shall enter into an indemnification agreement with such terms and conditions as are customary in similar transactions, provided that in no event shall the liability of the Executive pursuant to such indemnity exceed the gross proceeds from the offering received by such holder.

4.       COMPANY RIGHT OF FIRST REFUSAL.

         Before there can be a valid sale or transfer of any of the Shares, the Executive must first offer his Shares to the Company in the following manner:

                  (a)      DELIVERY OF NOTICE.

                  The Executive shall deliver a notice ("Initial Notice") in writing in the manner set forth in Section 8 below to the Secretary of the Company stating the price, terms and conditions of the proposed sale or transfer, and the identity of the proposed purchaser. For a period of ten (10) days thereafter, the Company shall have the prior right to elect to purchase all of the Shares so offered (and not less than all) at the purchase price and subject to the terms of payment set forth in subparagraph 4(d) below (the "Purchase Price"), provided, that the Company must close the purchase within ten
(10) days after electing to purchase the Shares. The Company must exercise its rights by delivering to the Secretary, in the manner set forth in Section 8 below, a written offer to purchase all of the Shares within ten (10) days after receipt of the Secretary's notice, and by closing the purchase within ten (10) days thereafter. If the Company does not offer to purchase all of the Shares being offered for sale by the Executive, then the Secretary shall so notify the Executive at the termination of the Company's ten (10) day option period.

                  (b)      FAILURE TO PURCHASE ALL SHARES.

                  If the Company  does not offer to  purchase  all of the Shares referred to in the Initial Notice to the Secretary having been made in accordance with the foregoing provisions, the Executive may dispose of all said Shares to any person or persons he or she may so desire; provided, however, that
(i) the Executive shall not transfer said Shares at a different price or on different terms than those specified in the Initial Notice; (ii) the contemplated sale must take place within sixty (60) days from the date the Secretary gives notice to the Executive as set forth in the last sentence of subparagraph 4(a) above, or the Executive must again comply with all of the requirements of this Section 4 of the Agreement, (iii) the sale or transfer may not occur if it would jeopardize the Subchapter S status of the Company, if the Company has elected Subchapter S status, and (iv) the sale or transfer may not occur if the buyer is not a bona-fide buyer. In any sale of Shares, the Executive shall comply with all federal and state securities laws, rules and regulations.

                  (c)      WAIVER.

                  The restrictions on transfer of Shares as provided herein, other than the restriction relating to the rules and regulations of any state or federal governmental agency, may be waived by the filing of a written waiver of said restrictions with the Secretary of the Company, signed by the President or Chief Executive Officer the Company. The waiver shall designate with particularity the transaction as to which the waiver is effective.

                  (d)      PAYMENT TERMS FOR PURCHASE BY COMPANY.

                  Should the Company exercise the right to purchase the Shares of the Executive, then the Purchase Price shall be the price and terms stated in the Initial Notice of the Executive to the Secretary of the Company given pursuant to subparagraph 4(a) above.

                  (e)      PERMITTED TRANSFERS.

                  Subject to the terms of this Agreement, Shares may be transferred at any time to Executive's children or to any trust for the benefit of the Executive or any such relative (provided the Executive is the trustee), without being subject to a purchase option by the Company; provided, that said transferees agree in writing to be bound by all of the terms of this Agreement.

5.       LIMITATIONS ON SALES OF SHARES.

         During Executive's employment with the Company, Executive covenants that each month Executive will not sell, transfer, or assign more than 8% of the released Shares. Executive also covenants that after the termination of Executive's employment with the Company for any reason, each month Executive will not sell, transfer or assign more than 4% of the released Shares, after waiting for a period of 120 days after termination to sell or otherwise dispose of any Shares, provided, however, that the Company's Chairperson has the authority to waive the 4% restriction in the case of a voluntary termination.

6.       CANCELLATION OF SHARES UPON TERMINATION OF EMPLOYMENT FOR CAUSE.

         In the event of the "termination for cause" (as that term is defined in this Section 6 of the Agreement) of the Executive's employment by the Company, all unvested Shares on the date of such termination will immediately be cancelled. For the purposes of this Agreement, "termination for cause" means termination of Executive's employment by the Company due to (a) Executive's conviction of, or the entry of a pleading of guilty or nolo contendre by Executive to, a felony or crime involving moral turpitude, or (b) Executive's failure to comply with any material provision of this Agreement that results in material damage to the Company, or (c) an act of fraud committed by Executive against the Company, or (d) a willful act by Executive as a result of which he receives a material improper personal benefit at the expense of the Company, or
(e) Executive's demonstration of negligence or willful misconduct in the execution of his material assigned duties, or (f) a breach of Executive's fiduciary duty to the Company, to the Board of Directors or to the Company's shareholders or (g) Executive's imparting confidential information relating to the Company to a third party, other than in the course of carrying out the Executive's duties, which has resulted in material damage to the Company, provided, that the circumstances described in subparagraphs (b) and (e) above are not as a result of Executive's death, disability or retirement.

7.       TERM AND TERMINATION.

         This Agreement will be effective as of the date first above written, and will continue until all of the Shares are vested or the expiration of the limitation on sales set forth in Section 5 of this Agreement.

8.       NOTICES.

         Any notice required or permitted to be given pursuant to this Agreement shall be in writing and shall be:

                  (a)  sent  by   overnight   carrier  or   facsimile  or  email
transmission  (in which case it shall be deemed  delivered upon actual receipt);
or,

                  (b) placed in the United States mail, certified mail, return receipt requested, postage prepaid and addressed as provided in this section (in which case, it shall be deemed delivered five (5) days after such mailing); or,

                  (c) personally delivered (in which case it shall be deemed delivered upon actual receipt) to, in all cases under Sections 8(a), (b) and (c) of this Agreement, the name, address, telephone and/or facsimile numbers set forth below (or to such other address or addresses as will be specified in any notice given):

         If to the Company:            Environmental Service Professionals, Inc.
                                       1111 East Tahquitz Canyon Way, Suite 110
                                       Palm Springs, California 92262

                                       Telephone No.: (760) 327-5284
                                       Facsimile No.: (760) 327-5630
                                       Email Address:  edtorres@espusa.net

                                       Attention:  Edward Torres,
                                                   Chief Executive Officer

         If to Executive:              The address of Executive listed below
                                       Executive's signature to this Agreement.

9.       WAIVERS.

         If either party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

10.      SUCCESSORS AND ASSIGNS.

         Each covenant and  representation  of this Agreement shall inure to the
benefit  of  and  be  binding   upon  each  of  the  parties,   their   personal
representatives, assigns and other successors in interest.

11.      ENTIRE AND SOLE AGREEMENT.

         This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by a written agreement signed by the party against whom the amendment is sought to be enforced.

12.      CHOICE OF LAW AND VENUE.

         This Agreement will be governed by the laws of California without giving effect to applicable conflict of laws provisions. With respect to any litigation arising out of or relating to this Agreement, each party agrees that it will be filed in and heard by the state or federal courts with jurisdiction to hear such suits located in Los Angeles County, California.

13.      COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

14.      ATTORNEYS' FEES AND COSTS.

         In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

15.      ASSIGNMENT.

         This Agreement shall not be assignable by either party without the prior written consent of the other party, unless the assignment is to an affiliate of the party, except that the parties shall have the right to assign their rights hereunder to any successor in interest whether by merger, consolidation, purchase of assets or otherwise.

16.      REMEDIES.

         Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement are intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

17.      SECTION HEADINGS.

         The section headings in this Agreement are included for convenience only, are not a part of this Agreement and shall not be used in construing it.

18.      SEVERABILITY.

         In the event that any provision or any part of this Agreement is held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the validity or enforceability of any other provision or part of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

COMPANY: ENVIRONMENTAL SERVICE PROFESSIONALS, INC., a Nevada corporation

                           By:
                           ----------------------------------------------------
                           Edward Torres, Chief Executive Officer

EXECUTIVE:
                           ----------------------------------------------------
                           (Signature)

                           ----------------------------------------------------
                           (Print Name)

                           ----------------------------------------------------
                           Address

                           ----------------------------------------------------
                           City                  State                 Zip

                                                  /
                           ----------------------------------------------------
                           Telephone                           Facsimile

                                   SCHEDULE 1


                                 SHARE OWNERSHIP


                                 NUMBER OF SHARES               NUMBER OF SHARES
NAME OF EXECUTIVE                   REDEEMED                     REMAINING OWNED
-----------------------          ------------------             ----------------

Edward L. Torres                        43,000                       3,007,000

Michael Fell                                --                       1,000,000

Edward L. Torres                            --                       1,000,000

Lyle Watkins                         1,100,000                       1,000,000

Joe Leone                            1,380,000                         970,000

Hugh Dallas                          1,130,000                         970,000

Peter Torres                         1,430,000                         420,000
                                     ---------                       ---------

         TOTAL                       5,083,000                       8,367,000
                                     =========                       =========

                                   SCHEDULE 2


                            SHARE LOCK-UP AND RELEASE


                             NUMBER OF SHARES              LOCK-UP PERIOD AND
NAME OF EXECUTIVE           SUBJECT TO LOCK-UP              RELEASE SCHEDULE
-----------------         ----------------------       ------------------------


Edward L. Torres                3,007,000              11/1/06    :   601,400
                                                       11/1/07    :   601,400
                                                       11/1/08    :   601,400
                                                       11/1/09    :   601,400
                                                       11/1/10    :   601,400

Michael Fell                    1,000,000              11/1/06    :   200,000
                                                       11/1/07    :   200,000
                                                       11/1/08    :   200,000
                                                       11/1/09    :   200,000
                                                       11/1/10    :   200,000

Edward L Torres                 1,000,000              11/1/06    :   200,000
                                                       11/1/07    :   200,000
                                                       11/1/08    :   200,000
                                                       11/1/09    :   200,000
                                                       11/1/10    :   200,000


Lyle Watkins                    1,000,000              11/1/06    :   200,000
                                                       11/1/07    :   200,000
                                                       11/1/08    :   200,000
                                                       11/1/09    :   200,000
                                                       11/1/10    :   200,000


Joe Leone                         970,000              11/1/06    :   194,000
                                                       11/1/07    :   194,000
                                                       11/1/08    :   194,000
                                                       11/1/09    :   194,000
                                                       11/1/10    :   194,000

Hugh Dallas                       970,000              11/1/06    :   194,000
                                                       11/1/07    :   194,000
                                                       11/1/08    :   194,000
                                                       11/1/09    :   194,000
                                                       11/1/10    :   194,000

Peter Torres                      420,000              11/01/06   :   420,000